UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2020

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2020 we issued a press release announcing first quarter 2020 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Koppers Holdings Inc. (the “Company”) held its Annual Meeting of Shareholders on May 6, 2020 (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved the Koppers Holdings Inc. 2020 Long Term Incentive Plan (the “2020 Plan”).

A summary of the 2020 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2020 (the “2020 Proxy Statement”) under the section titled “Proxy Item 2 — Proposal to Approve Our 2020 Long Term Incentive Plan” and is incorporated herein by reference.  The summary of the 2020 Plan contained in the 2020 Proxy Statement is qualified in its entirety by reference to the full text of the 2020 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 6, 2020.  Four matters were considered and voted upon at the Annual Meeting: (1) the election of eight persons to serve on our board of directors; (2) the approval of the 2020 Plan; (3) an advisory resolution to approve executive compensation; and (4) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020.

Election of Directors:  Nominations of Leroy M. Ball, Xudong Feng, Ph.D., Traci L. Jensen, David L. Motley, Albert J. Neupaver, Louis L. Testoni, Stephen R. Tritch and Sonja M. Wilkerson to serve as directors for one-year terms expiring in 2021 were considered, and all nominees were elected.  All nominees received a majority of votes cast.  The final voting results are as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Leroy M. Ball	17,870,970	242,096	3,843	1,201,542
Xudong Feng, Ph.D.	17,625,100	480,146	11,663	1,201,542
Traci L. Jensen	17,915,539	190,193	11,176	1,201,542
David L. Motley	17,952,297	153,184	11,427	1,201,542
Albert J. Neupaver	17,800,912	311,392	4,605	1,201,542
Louis L. Testoni	18,014,738	97,105	5,066	1,201,542
Stephen R. Tritch	17,744,738	367,566	4,605	1,201,542
Sonja M. Wilkerson	17,835,592	270,140	11,176	1,201,542

Approval of the Koppers Holdings Inc. 2020 Long Term Incentive Plan:  The final voting results to approve the 2020 Plan are as follows:

For	Against	Abstain	Broker Non-Votes
15,590,477	2,506,550	19,882	1,201,542

Advisory Resolution to Approve Executive Compensation:  The advisory resolution approving the compensation of the named executive officers of the Company as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2020 Annual Meeting was approved.  The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
17,534,432	564,125	18,352	1,201,542

Ratification of Appointment of KPMG LLP:  The Audit Committee of the Company’s Board of Directors appointed KPMG LLP as our independent registered public accounting firm for the year 2020.  The final voting results to ratify the appointment of KPMG LLP are as follows:

For	Against	Abstain
19,121,057	178,223	19,171

There were no broker non-votes with respect to this matter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are furnished herewith:

10.1

Koppers Holdings Inc. 2020 Long Term Incentive Plan (Incorporated herein by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on May 6, 2020 by Koppers Holdings Inc. (File No. 333-238041)

99.1	Press Release dated May 7, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2020

KOPPERS HOLDINGS INC.

By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer